- -------------------------------------------------------------------------------

                             FORM T-1

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                      ---------------------------


                    STATEMENT OF ELIGIBILITY UNDER THE
                TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE


     Check if an application to determine eligibility of a trustee pursuant to
     Section 305(b)(2)
                       ------


                      ---------------------------


                     AMSOUTH BANK, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)


                    NOT APPLICABLE                 63-0073530
              (State of incorporation if         (I.R.S Employer
              not a U.S. national bank)       Identification Number)


             1900 FIFTH AVENUE NORTH                 35303
               BIRMINGHAM, ALABAMA                 (Zip code)
      (Address of principal executive offices)


                            James D. Pruett
                           AmSouth Bank N.A.
                            Law Department
                            P.O. Box 11007
                       Birmingham, Alabama 35288
                             (205) 326-7607
          (name, address and telephone number of agent for service)


                      ---------------------------


                       PROTECTIVE LIFE CORPORATION
            (Exact name of obligor as specified in its charter)


                      DELAWARE                     95-2492236
          (State or other jurisdiction of        (I.R.S Employer
           incorporation or organization)     Identification Number)


             2801 HIGHWAY 280 SOUTH                  35223
               BIRMINGHAM, ALABAMA                 (Zip code)
      (Address of principal executive offices)


                      ---------------------------


                         SUBORDINATED DEBT SECURITIES
                     (Title of the indenture securities)


- -------------------------------------------------------------------------------
154510

Item 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee --

        (a) Name and address of each examining or supervising authority to which it is subject.


        Comptroller of the Currency, Washington, D.C. 20220
        Federal Reserve Bank, Atlanta, Georgia 30303
        Federal Deposit Insurance Corporation, Washington, D.C 20429


        (b)   Whether it is authorized to exercise corporate trust powers.


       Yes.


Item 2. AFFILIATIONS WITH THE OBLIGOR.

   If the obligor is an affiliate of the trustee, describe each such affiliation.
        None.


Item 3. VOTING SECURITIES OF THE TRUSTEE.

        Not applicable.


Item 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

        Not applicable.


Item 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

        Not applicable.


Item 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

        Not applicable.


Item 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

        Not applicable.


Item 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

        Not applicable.


Item 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

        Not applicable.

Item 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

        Not applicable.


Item 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEES OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

        Not applicable.


Item 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

        Not applicable.


Item 13. DEFAULTS BY THE OBLIGOR.

      (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

      There is not and has not been any such default.

      (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

        Not applicable.


Item 14. AFFILIATIONS WITH THE UNDERWRITERS.

        Not applicable.


Item 15. FOREIGN TRUSTEE.

        Not applicable.


Item 16. LIST OF EXHIBITS.

    List below all exhibits filed as a part of this statement of eligibility.

    1. A copy of the articles of association of the trustee as now in effect (Exhibit 1 to Form T-1, file with Registration Statement
        No. 22-23666).

    2. A copy of the certificate of authority of the trustee to commence business (Exhibit 2 to Form T-1, filed with Registration Statement No. 22-23666).

    3. A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1, filed with Registration Statement
        No. 22-23666).

    4.  A copy of the existing bylaws of the trustee.

    5.  Not applicable.

    6.  The consent of the trustee required by Section 321(b) of the Act.

    7. A copy of the latest report of condition of the trustee as the close of business on December 31, 1993, published pursuant to the requirements of the Comptroller of the Currency.

    8.  Not applicable.

    9.  Not applicable.

                    SIGNATURE


   Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, AmSouth Bank, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Birmingham, State of Alabama on the -------- day of March, 1994.




                              AMSOUTH BANK, NATIONAL ASSOCIATION



                               By /s/ T. FRANKLIN CALEY
                                  --------------------------------
                                    T. Franklin Caley
                                    Vice President and Corporate Trust Officer

                                  EXHIBIT 4

- ------------------------------------------------------------------------------
                                            AAB       200-1

     ARTICLES OF ASSOCIATION                Section:  BY-LAWS
     AND BY-LAWS MANUAL                               (AMSOUTH BANK N.A.)
                                            Subject:  Article I -- Meetings of
                                                      Shareholders

                                            Date:     May, 1990
- ------------------------------------------------------------------------------



     SECTION 1.1:     ANNUAL MEETING

                      The annual meeting of the shareholders of this Bank for the election of directors and for the trans-action of any business that may properly come before the meeting shall be held at its Main Office or at such other place as the Board of Directors may designate, on the third Thursday in April of each year, but if no election shall be held on that day, it may be held on any subsequent or adjourned day in accordance with the provisions of the National Banking Laws and the Articles of Association.
                      Notice of the annual meeting may be waived.


     SECTION 1.2:     SPECIAL MEETINGS

                      Except where specifically provided otherwise by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by the holder(s) of at least a majority of the shares of such stock at the time outstanding, and such special meetings shall be called by mailing to each shareholder notice in writing stating the purpose thereof sixty (60) days before the time fixed for the meeting. Such notice may be waived by the shareholder otherwise entitled to receive such notice.


     SECTION 1.3:     NOMINATIONS FOR DIRECTOR

                      Nominations for election to the Board of Directors may be made by the Board of Directors.


     SECTION 1.4:     PROXIES

                      Shareholders may vote at any meeting of the share-holders by proxies duly authorized in writing, but no officer or employee of this Bank shall act as proxy.


                                                                 Page: 1

- ------------------------------------------------------------------------------
                                            AAB       200-1

     ARTICLES OF ASSOCIATION                Section:  BY-LAWS
     AND BY-LAWS MANUAL                               (AMSOUTH BANK N.A.)
                                            Subject:  Article I -- Meetings of
                                                      Shareholders

                                            Date:     May, 1990
- ------------------------------------------------------------------------------



     SECTION 1.4      Proxies for any meeting shall be limited to that
     (Cont...):       meeting alone, and any adjournment thereof shall be
                      dated and shall be filed with the records of the meeting.


     SECTION 1.5:     SHAREHOLDER LIST

                      For the purpose of determining shareholders entitled to notice of or to vote at any meeting of share-holders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books of the Bank shall be closed for a stated period but not to exceed, in any case, thirty (30) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days, and in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of share-holders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or share-holders entitled to receive payment of a dividend, the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination


                                                                  Page: 2

- ------------------------------------------------------------------------------
                                            AAB       200-1

     ARTICLES OF ASSOCIATION                Section:  BY-LAWS
     AND BY-LAWS MANUAL                               (AMSOUTH BANK N.A.)
                                            Subject:  Article I -- Meetings of
                                                      Shareholders

                                            Date:     May, 1990
- ------------------------------------------------------------------------------



     SECTION 1.5      has been made through the closing of the stock
     (Cont...):       transfer books and the stated period of closing has
                      expired.


     SECTION 1.6:     QUORUM

                      Shares of the capital stock of the Bank representing more than one-half of the par value of the total capital stock outstanding, represented in person or by proxy, shall constitute a quorum in all meetings of shareholders, and at such meetings each share of common stock shall be entitled to one (1) vote.


                                                                  Page: 3

AMSOUTH
- --------------------------------------------------------------------------------
                                AAB           200-2

   ARTICLES OF ASSOCIATION      Section:      BY-LAWS
   AND BY-LAWS MANUAL
                                              (AMSOUTH BANK N.A.)
                                Subject:      Article II -- Directors


                                Date:         January, 1994
- --------------------------------------------------------------------------------


   SECTION 2.1:    BOARD OF DIRECTORS:    NUMBER, VACANCIES,
                   QUALIFICATIONS


                   The affairs of the Bank shall be managed by a Board of Directors which shall consist of not less than five (5) nor more than twenty-five (25) persons, the exact number, within the limits stated, to be deter-mined from time to time by resolution of a majority of the full Board or by resolution of the share-holders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors: (i) to a number which exceeds by more than two (2) the number of directors last elected by shareholders where such number was fifteen (15) or less; and (ii) to a num-ber which exceeds by more than four (4) the number of directors last elected by shareholders where such number was sixteen (16) or more, but in no event shall the number of directors exceed twenty-five
                   (25). All the vacancies in the Board of Directors occurring in the interval between the annual meet-ings shall be filled by the remaining members of the Board.


                   No person who shall have reached the age of sixty-five (65) shall be eligible for election or re-election as a director. No person shall be eligible for election or re-election as a director of this Bank (1) three years after retiring from active business, (2) one year after permanent separation from the business or professional organization with which such person was primarily associated when first elected a director, or (3) one year after mov-ing his/her principal residence outside the State of Alabama, whichever event first occurs. Any director who is an officer of the Bank, or any subsidiary thereof, shall resign as a director effective on the date he has retired from or otherwise vacated his office. On recommendation of the Nominating Committee, the application to an individual of any provision of this paragraph may be waived by the Board of Directors. Any such waiver shall only be effective on a year-to-year basis.


                                                            Page: 1

AMSOUTH
- --------------------------------------------------------------------------------
                                AAB           200-2

   ARTICLES OF ASSOCIATION      Section:      BY-LAWS
   AND BY-LAWS MANUAL
                                              (AMSOUTH BANK N.A.)
                                Subject:      Article II -- Directors


                                Date:         January, 1994
- --------------------------------------------------------------------------------

   SECTION 2.2:    ORGANIZATION MEETING


                   The Chairman of the Board shall notify the directors of their election and of the time and place for them to meet for the organization of the new Board. This meeting shall be held within one (1) week from the time of their election, or as soon thereafter as practicable. If at the time fixed for such a meet-ing there shall be no quorum in attendance, the directors-elect present may adjourn from time to time until a quorum shall be obtained.


   SECTION 2.3:    REGULAR AND SPECIAL MEETINGS; FEES


                   Regular meetings of the Board of Directors shall be held on the third Thursday in each month (unless such date shall fall on a bank holiday, in which event the meeting shall be upon the next succeeding business day) at 10:00 a.m. or at such other hour as may be designated by the Board. Special meetings of the Board may be called by any of the Executive Officers (as defined in Section 4.1), senior to the Executive Vice Presidents, or any seven (7) direc-tors, and at least one (1) day's notice of such meetings shall be given to all directors, unless in the opinion of the officer or directors calling the meeting an emergency exists which requires less than one (1) day's notice, in which event only such notice need be given as such officer or directors shall direct. Any of the directors not receiving notice may subsequently waive such notice by filing with the Secretary a paper in writing to that effect, subscribed by him/her at any time within five (5) days thereafter, or by subscribing his/her approval of the minutes. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.


                                                            Page: 2

AMSOUTH
- --------------------------------------------------------------------------------
                                AAB           200-2

   ARTICLES OF ASSOCIATION      Section:      BY-LAWS
   AND BY-LAWS MANUAL
                                              (AMSOUTH BANK N.A.)
                                Subject:      Article II -- Directors


                                Date:         January, 1994
- --------------------------------------------------------------------------------

   SECTION 2.3    By a resolution of the Board of Directors, the
   (Cont ...):    directors may be paid for their expenses, if any, for
                  attendance at each meeting of the Board of Directors or any committee thereof, and may be paid a fixed sum for attendance at each meeting or a stated salary as director, or both.


   SECTION 2.4:   QUORUM


                  A majority of the Board of Directors shall consti-tute a quorum for the transaction of business, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.









                                                            Page: 3

AMSOUTH

- -------------------------------------------------------------------------------

                         AAB      200-3

Articles of Association  Section: BY-LAWS
and By-Laws Manual                (AMSOUTH BANK N.A.)
                         Subject: Article III - Committees

                         Date:    January, 1994
- -------------------------------------------------------------------------------

SECTION 3.1:  EXECUTIVE COMMITTEE

              A. POWERS AND DUTIES. There shall be an Executive Committee of the Board of Directors which, in the interim between the meetings of the Board, shall have and may exercise all of the authority and powers of the Board of Directors to the extent per-mitted by law. The Executive Committee shall also review or approve extensions of credit in such amounts as the Committee may by resolution from time to time determine. The Executive Committee shall keep the Board of Directors informed of the condi-tion of the Bank and shall report to it at each regular meeting any and all acts done and performed by the Committee subsequent to the preceding meeting of the Board, except such acts as are of a purely formal nature. To exercise its powers and duties, the Committee shall meet on each first and third Thursday of the month or more frequently on the call of its Chairman; the times of meeting to be fixed by the Committee from time to time.

              B. MEMBERSHIP. The Executive Committee shall consist of such number of members drawn from the Board of Directors, not officers of the Bank, as the Board of Directors may determine by resolution from time to time, and the following ex-officio members:
              Chairman of the Board and President of the Bank, and the Vice Chairman of the Bank. The Chief Executive Officer of the Bank shall serve as chairman of the committee. The chairman shall preside or designate another member of the Committee to preside at meet-ings of the committee. The members of the Executive Committee who are not officers of the Bank, shall serve terms of office as shall be specified at the time of their election, which shall be staggered so that a rotation of the membership shall be main-tained. Any of such members will be eligible to succeed themselves and shall serve until his/her successor is elected.


                                                            Page: 1

AMSOUTH

- -------------------------------------------------------------------------------

                         AAB      200-3

ARTICLES OF ASSOCIATION  Section: BY-LAWS
AND BY-LAWS MANUAL                (AMSOUTH BANK N.A.)
                         Subject: Article III - Committees

                         Date:    January, 1994
- -------------------------------------------------------------------------------

SECTION 3.2: TRUST COMMITTEE
             A. POWERS AND DUTIES. The Trust Committee of the Board of Directors shall supervise and keep informed as to the operation of the Trust Division of the Bank and the operation of the accounts being admin-istered by the Trust Division; consider and pass upon all investments of trust funds and upon poli-cies with respect to loans and investments; pass upon the acceptance and closing of accounts; review promptly the assets of a newly acquired account for which the Bank has investment responsibilities; review at least once during each calendar year, and within fifteen (15) months of the last review, all the assets held in or for each account where the Bank has investment responsibilities; determine the advisability of retaining or disposing of such assets; and otherwise perform such duties as may be provided by the Board. The Trust Committee may create sub-committees consisting of Trust Division officers and employees to assist in carrying out the supervisory and review function of the Trust Committee.

             B. HOW ORGANIZED. The Trust Committee shall consist of such number of directors who are not officers of the Bank as shall be determined by resolution of the Board of Directors from time to time and, as ex-officio members, the directors of the Bank who are also officers of the Bank and the officer designated by the Board of Directors as head of the Trust Division. The Committee shall be chaired by the head of the Trust Division. The members who are not officers of the Bank shall serve a term of office as shall be specified at the time of their election, which shall be staggered so that a rotation of the membership shall be maintained. Such members shall serve until their successors are elected and shall be eligible to succeed themselves in office. The Committee shall meet monthly; the time and date to be fixed by the Committee from time to time.


                                                            Page: 2

AMSOUTH

- -------------------------------------------------------------------------------

                         AAB      200-3

ARTICLES OF ASSOCIATION  Section: BY-LAWS
AND BY-LAWS MANUAL                (AMSOUTH BANK N.A.)
                         Subject: Article III - Committees

                         Date:    January, 1994
- -------------------------------------------------------------------------------


SECTION 3.3: AUDIT COMMITTEE
             There shall be an Audit Committee of the Board of Directors, to consist of such number of directors who are not officers of the Bank as shall be deter-mined by resolution of the Board of Directors from time to time. Members of the Audit Committee shall serve a term of office of three (3) years, with the appropriate number of members rotating each year. Members of this committee shall serve until their successors are elected and shall be eligible for reappointment. The Audit Committee shall meet quarterly; the time and date to be fixed by the committee from time to time. The Audit Committee shall audit and examine the condition of the Bank (including its Trust Division), shall review all reports of audits of the Bank, shall review the asset quality of the bank, shall monitor compliance with the various laws and regulations to which the Bank is subject, and shall report its findings and recommendations to the Board of Directors.

SECTION 3.4: COMPENSATION COMMITTEE

             The Compensation Committee of the Board of Directors of this Bank's parent company, AmSouth Bancorpora-tion, shall serve as the Compensation Committee of this Bank and such Committee is hereby given the power and authority on behalf of this Bank to take all actions authorized or required in Section 3.12 of the By-Laws of AmSouth Bancorporation, or otherwise.

SECTION 3.5: NOMINATING COMMITTEE

             There shall be a Nominating Committee of the Board of Directors, to consist of such number of directors who are not officers of the Bank as shall be desig-nated from time to time by resolution of the Board of Directors, who shall serve for a term of three
             (3) years, with the appropriate number of members


                                                            Page: 3

AMSOUTH
- -------------------------------------------------------------------------------
                                   AAB   200-3

      ARTICLES OF ASSOCIATION      Section:  BY-LAWS
      AND BY-LAWS MANUAL                    (AMSOUTH BANK N.A.)
                                   Subject:  Article III - Committees


                                   Date:     January, 1994
- -------------------------------------------------------------------------------


      SECTION 3.5          rotating each year. Members shall serve until their
      (Cont...):           successors are elected and shall be eligible to suc-
                           ceed themselves. The Committee shall meet upon the call of the Chairman; the time and date to be fixed by the Committee from time to time.

                           All recommendations for potential nominees to the Board of Directors shall be referred to the Nomina-ting Committee which shall review the qualifications of such potential nominees and make recommendations to the Chief Executive Officer and the Board of Directors with respect to such potential nominees. The Nominating Committee will also review the struc-ture of the Board and its operation and recommend changes to the Board of Directors where appropriate. The Committee will also review and recommend appro-priate changes in Board compensation and Board retirement policies.

      SECTION 3.6:         LOCAL BOARDS

                           The Board of Directors may appoint, or authorize an executive officer to appoint, from time to time, Local Boards of Directors for any one or more of the offices of the Bank. The members of Local Boards of Directors shall consist of such persons as shall be recommended by the Chief Executive Officer of this Bank upon the recommendation of the senior officer for the geographic area in which is located the office of the Bank on which Local Board the indi-vidual will serve and shall be approved by vote of the then members of the affected Local Board of Directors. Such persons may, but are not required to be, officers or directors of the Bank. Local Boards of Directors shall serve at the pleasure of the Board of Directors. No persons shall be elig-ible for appointment to or to continue service on a Local Board of Directors (1) who shall have reached the age of 68, (2) three years after retiring from active business, (3) one year after permanent sepa-ration from the business or professional organiza-tion with which such person was primarily associated

                                                            Page: 4

AMSOUTH
- -------------------------------------------------------------------------------
                                   AAB   200-3

      ARTICLES OF ASSOCIATION      Section:  BY-LAWS
      AND BY-LAWS MANUAL                    (AMSOUTH BANK N.A.)
                                   Subject:  Article III - Committees


                                   Date:     January, 1994
- -------------------------------------------------------------------------------
      SECTION 3.6          when first appointed a Local Director, or (4) one
      (Cont...):           year after moving his/her principal residence out-
                           side the market area of the city that is being served, whichever event first occurs. No Local
                           Director who is an officer of the Bank, or any subsidiary thereof, shall be eligible for appoint-ment or reappointment as a Local Director after he has retired from or otherwise vacated his office.
                           The Chief Executive Officer may waive any of the provisions of the preceding sentence effective on a year-to-year basis. The duties of Local Boards of Directors shall be those prescribed by resolution of the Board of Directors.

SECTION 3.7:               QUORUM

                           A majority of the respective committees shall constitute a quorum for the transaction of business, but any committee shall be authorized and empowered to act by unanimous consent in the following manner, without notice, call or formal meeting: Any resolu-tion, proceeding or transaction, approved in writing by all of the members of such committee by the sub-scription of their names in writing to the same or concurrent instruments or to the minutes thereof, shall be valid and effective as if such action were taken by unanimous vote at a regularly called meet-ing of such committee and shall be entered in the minutes of the respective committee, dated and certified by the Secretary.

                           In the absence of a quorum at any meeting of any of the respective committees, any of the Executive Officers (or in the case of the Trust Committee, any of the Executive Officers or the head of the Trust Division) may designate an alternate director to serve as a member of the committee at such meeting in place of any absent member.


                                                            Page: 5

AMSOUTH
- -------------------------------------------------------------------------------
                                   AAB   200-3

      ARTICLES OF ASSOCIATION      Section:  BY-LAWS
      AND BY-LAWS MANUAL                    (AMSOUTH BANK N.A.)
                                   Subject:  Article III - Committees


                                   Date:     January, 1994
- -------------------------------------------------------------------------------


      SECTION 3.8:         OTHER COMMITTEES

                           The Board of Directors or the Executive Committee may appoint, from time to time, members of the Board to constitute other committees of one (1) or more persons, for such purposes and with such powers as the Board or the Executive Committee, whichever appointed the Committee, may designate.


                                                            Page: 6

AMSOUTH
- -------------------------------------------------------------------------------
                                       AAB            200-4
     ARTICLES OF ASSOCIATION           Section:       BY-LAWS
     AND BY-LAWS MANUAL                               (AMSOUTH BANK N.A.)
                                       Subject:       Article IV - Officers and
                                                      Employees

                                       Date:          January, 1994
- -------------------------------------------------------------------------------


     SECTION 4.1:          GENERAL

                           (a) NUMBER. The officers of this Bank shall consist of a Chairman of the Board of Directors, President, and Chief Executive Officer, one or more Vice Chairmen of the Board of Directors, one or more Vice Presidents (one or more of whom may be designated by such additional title as the Board of Directors may determine), a Secretary, one or more Assistant Secretaries, and may also include one or more Trust Officers, one or more Assistant Vice Presidents, one or more Assistant Trust Officers, a Controller, and such other officers as the Board of Directors may from time to time determine.

                           (b) EXECUTIVE OFFICERS; ORDER OF AUTHORITY. As used in these By-Laws, the term "Executive Officers" shall include the Chairman of the Board, President, and Chief Executive Officer, the Vice Chairmen of the Board, the Senior Executive Vice Presidents, and the Executive Vice Presidents. Their "order of authority" shall be the order in which their titles are listed above; except that, where there are two or more Vice Chairmen of the Board or two or more Senior Executive Vice Presidents or Executive Vice Presidents, their order of authority shall be as designated by the Board or Compensation Committee.

                           Notwithstanding anything to the contrary contained in this Section 4.1 or elsewhere in these By-Laws, no one other than the members of the Management Committee of this Bank's parent company, AmSouth Bancorporation, shall participate or have the authority to participate, otherwise than in the capacity of a director, in major policy-making functions of the Bank. All officers of this Bank other than the members of the Management Committee of this Bank's parent company, AmSouth Bancorpora-tion, shall be excluded from major policy-making functions of this Bank, otherwise than in the capa-city of a director of this Bank. Executive officers of all other AmSouth Bancorporation affiliates


                                                            Page: 1

AMSOUTH
- -------------------------------------------------------------------------------
                                       AAB            200-4
     ARTICLES OF ASSOCIATION           Section:       BY-LAWS
     AND BY-LAWS MANUAL                               (AMSOUTH BANK N.A.)
                                       Subject:       Article IV - Officers and
                                                      Employees

                                       Date:          January, 1994
- -------------------------------------------------------------------------------

      SECTION 4.1          (other than members of the AmSouth Bancorporation
      (Cont...):           Management Committee) and of subsidiaries of this
                           Bank are excluded from participation in major policy-making functions of this Bank.

                           (c) MANNER OF ELECTION; TERM OF OFFICE; REMOVAL.
                           The Board of Directors or its Executive Committee shall approve the election of any person to an office carrying the title of Vice President or above. Appointment of employees and election of persons to an office below Vice President shall be made as provided in the Personnel Policy of AmSouth Bancorporation. Compensation of all officers and employees shall be fixed as provided in the Person-nel Policy of AmSouth Bancorporation. Removal from office of the Chairman of the Board and President, and the Vice Chairman of the Board shall be by the Board of Directors or by the Executive Committee. All other officers and employees may be removed from office by any of the three Executive Officers having the highest order of authority or by any person so authorized by the Personnel Policies and Procedures of AmSouth Bancorporation.

                           (d) VACANCIES. Vacancies shall be filled as soon as deemed practicable. In the event of a vacancy in any of the offices of the Executive Officers, any of the other Executive Officers remaining active may be elected to fill the vacancy in such office for such a period as the Board of Directors may determine or until further action by the Board.

      SECTION 4.2:         CHAIRMAN OF THE BOARD AND PRESIDENT

                           The Chairman of the Board and President shall be the Chief Executive Officer of the Bank and shall pre-side or designate another Executive Officer to pre-side at all regular, called, or special meetings of the Board and adjournments thereof. Subject to the


                                                            Page: 2

AMSOUTH
- -------------------------------------------------------------------------------
                                       AAB            200-4
     ARTICLES OF ASSOCIATION           Section:       BY-LAWS
     AND BY-LAWS MANUAL                               (AMSOUTH BANK N.A.)
                                       Subject:       Article IV - Officers and
                                                      Employees

                                       Date:          January, 1994
- -------------------------------------------------------------------------------

      SECTION 4.2          control of the Board of Directors, of the Executive
      (Cont...):           Committee and of other Committees of the Board hav-
                           ing authority, he shall be vested with authority to act for the Bank in all matters to the extent that such delegation of authority may not be contrary to law, and shall have general charge of the Bank and of its business and affairs, including authority over the detailed operations of the Bank and over its employees, and subject to the limitations stated, with full power and authority to do and perform in the name of the Bank all acts necessary or proper in his opinion to be done and performed and to execute for and in the name of the Bank all instruments, agreements, and deeds which may be authorized to be executed on behalf of the Bank or are required by law.

      SECTION 4.3:         VICE CHAIRMEN OF THE BOARD

                           The Vice Chairmen of the Board shall, subject to the control of the Board of Directors, the Executive Committee, and other committees of the Board having the authority and of the Chief Executive Officer, be vested with authority to act for the Bank in all matters to the extent that such delegation of au-thority may not be contrary to law. They shall have the same power to sign for the Bank as prescribed in these By-Laws for the Chief Executive Officer. They shall perform all duties incidental to the office and shall perform such other duties as may be assigned from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Chief Executive Officer, one of them shall preside at meetings of stockholders, the Board of Directors, and the Executive Committee.

     SECTION 4.4:          OTHER EXECUTIVE OFFICERS

                           In the absence of the Chief Executive Officer and of the Vice Chairmen, and unless otherwise directed by the Chief Executive Officer or one of the Vice


                                                            Page: 3

AMSOUTH
- -------------------------------------------------------------------------------
                                       AAB            200-4
     ARTICLES OF ASSOCIATION           Section:       BY-LAWS
     AND BY-LAWS MANUAL                               (AMSOUTH BANK N.A.)
                                       Subject:       Article IV - Officers and
                                                      Employees

                                       Date:          January, 1994
- -------------------------------------------------------------------------------

     SECTION 4.4           Chairmen, the Executive Officers, in their order of
     (Cont...):            authority, shall preside at the meetings of the
                           Board. Each of the Executive Officers shall (sub-ject to the control of the Board of Directors and of the committees of the Board having authority and to the control of the Chief Executive Officer or the Vice Chairmen) have and may exercise authority to act for the Bank in all matters to the extent that such delegation of authority may not be contrary to law and in general to discharge the functions and to exercise the authority vested in the Chief Executive
                           Officer in matters not otherwise acted upon by the Chief Executive Officer or by other Executive
                           Officers prior in their order of authority. Subject to the limitations stated above, such authority of each Executive Officer shall include authority over the operations of the Bank within his assigned areas of responsibility and over assigned employees, and authority to do and perform in the name of the Bank all acts necessary or proper, in his opinion, to be done and performed, and to execute for and in the name of the Bank all instruments, agreements, and deeds which may be authorized to be executed on behalf of the Bank or required by law.

     SECTION 4.5:          VICE PRESIDENTS

                           Any Vice President shall have authority to execute in the name of the Bank stock certificates of the Bank and transfers, conveyances, certificates, releases, satisfactions, authentications, options, proxies, leases, including oil, gas and other mineral leases, agreements, or other instruments pertaining to investment, assets, or commercial operations of the Bank or powers held or controlled by the Bank, other than in a fiduciary capacity or constituting a function of the Trust Division as to which authority is vested in Vice Presidents and Trust Officers. The Vice Presidents shall have such other powers as are from time to time conferred upon them by the Board of Directors, committees of the Board, and the Executive Officers.

                                                            Page: 4

AMSOUTH
- --------------------------------------------------------------------------------
                                             AAB      200-4
          ARTICLES OF ASSOCIATION            Section: BY-LAWS
          AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                             Subject: Article IV - Officers and
                                                      Employees

                                             Date:    January, 1994
- --------------------------------------------------------------------------------


          SECTION 4.6:    HEAD OF THE TRUST DIVISION

                          The Executive Vice President and Trust Officer, or such other officer designated by the Board of Directors as the head of the Trust Division shall have all of the powers and authority vested in any Vice President and Trust Officer, and in addition, shall be in charge of and exercise general supervision and management over the affairs of the Trust Division; shall be empowered, in his discretion, to appoint all necessary agents and attorneys, and shall have such other duties and powers as shall be designated by the Board of Directors.

          SECTION 4.7:    VICE PRESIDENTS AND TRUST OFFICERS

                          Each Vice President and Trust Officer shall have all of the powers vested in any Trust Officer or Assis-tant Trust Officer, and in addition is empowered to execute all deeds, conveyances, mortgages, con-tracts, bonds, bills of sale, trust or agency agree-ments, indentures or deeds of trust, notes, assign-ments, powers of attorney or of substitution, or any other instrument incident to the acceptance of any trust, or the pledge, sale, or other disposition of any property, rights, or powers held or controlled by the Bank in any fiduciary capacity; to purchase, sell, pledge, or otherwise dispose of stocks, bonds, or any other securities, or property of any kind, real or personal, for trust accounts; and to perform such other duties as may be authorized by the Board of Directors, Executive Committee, or Trust Committee.

                          Any officer who may be designated as Senior Vice President and Trust Officer, or Vice President and Investment Officer, or Vice President and Senior Trust Investment Officer, or Vice President and Real Estate Officer shall have the same powers as a Vice President and Trust Officer, and such other authority and responsibility as may be provided by the Board of Directors, the Trust Committee, or by the head of the Trust Division.

                                                                       Page: 5

AMSOUTH
- --------------------------------------------------------------------------------
                                             AAB      200-4
          ARTICLES OF ASSOCIATION            Section: BY-LAWS
          AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                             Subject: Article IV - Officers and
                                                      Employees

                                             Date:    January, 1994
- --------------------------------------------------------------------------------
     SECTION 4.8:   TRUST OFFICERS AND ASSISTANT TRUST OFFICERS

                    Each Trust Officer who is not also a Vice President and any Assistant Trust Officer and any other officer of this Bank assigned to work in the Trust Division of this Bank shall have the power to execute all certificates, releases, satisfactions, authentications (including authentication of bonds), proxies, leases (including oil, gas, and other mineral leases), transfers, receipts, agreements, or other instruments pertaining to or incident to the management or handling of any property, right, or powers held or controlled by the Bank in any fidu-ciary capacity, or pertaining to or incident to the management or handling of any trust accounts under the supervision or management of the Bank.

                    Each Trust Officer and each Assistant Trust Officer and any other officer of this Bank assigned to work in the Trust Division of this Bank in addition may execute in the name of the Bank stock certificates of corporations for which the Bank is transfer agent or registrar, and mortgages, indentures, or deeds of trust of a corporate nature in connection with which the Bank is to act in trustee for holders of bonds or debentures. Each Trust Officer and each Assist-ant Trust Officer and any other officer of this Bank assigned to work in the Trust Division of this Bank shall also have the authority to affix and attest the corporate seal, and perform such other duties as may be authorized by the Board of Directors, the Trust Committee, or by the head of the Trust Division.


     SECTION 4.9:   CONTROLLER

                    The Controller shall have custody of the Bank's general acounting records, shall prepare financial statements, tax returns, profit plans, and reports to regulatory authorities and shall have such other duties as the Chief Executive Officer or Chief Operating Officer may assign him from time to time.

                                                                     Page: 6

AMSOUTH
- --------------------------------------------------------------------------------
                                             AAB      200-4
          ARTICLES OF ASSOCIATION            Section: BY-LAWS
          AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                             Subject: Article IV - Officers and
                                                      Employees

                                             Date:    January, 1994
- --------------------------------------------------------------------------------
     SECTION 4.10:  SECRETARY

                    The Secretary shall have the custody of the records and shall keep and record the minutes of the meet-ings of stockholders and of the Board of Directors and of all Committees of the Board, but any other officer may also act as secretary of the meetings and attest and certify minutes of the Board and Committees thereof. Minutes shall be signed by the Chairman of the meeting. The Secretary shall per-form such other duties as may be required by an Executive Officer or by the Board of Directors or Committee thereof. The Secretary shall also perform and discharge the usual functions of corporate secretary and shall affix and attest the corporate seal. Any officer of the Bank shall also be vested with the authority to affix and attest the corporate seal.


     SECTION 4.11: EXERCISE OF AUTHORITY OF CHIEF EXECUTIVE OFFICER BY OTHER EXECUTIVE OFFICERS

                    In case of the disqualification, death, resignation, or removal of the Chief Executive Officer, and until the Board of Directors has filled the vacancy, Vice Chairmen in their order of authority, shall act as such Chief Executive Officer and with his full au-thority. In case of the absence, disqualification, death, resignation or removal of all the Vice Chairmen, the ordinary powers of the Chief Executive Officer shall be exercised and his duties discharged by an officer designated by the Board or the Executive Committee until the Board has filled the vacancy, but any extraordinary powers of the Chief Executive Officer shall be exercised by such desig-nated officer only when authorized by the Board of Directors or the Executive Committee.

                                                                      Page:  7

AMSOUTH
- --------------------------------------------------------------------------------
                                            AAB       200-4
          ARTICLES OF ASSOCIATION           Section:  BY-LAWS
          AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                            Subject:  Article IV - Officers and
                                                      Employees

                                             Date:    January, 1994
- --------------------------------------------------------------------------------
     SECTION 4.12:  SPECIFIC POWERS OF CERTAIN OFFICERS

                    Any Executive Officer, any Vice President, any Assistant Vice President, or other officer, or any of them, and such other person or persons as may be authorized by the Board of Directors or by any committee of the Board with authority in the pre-mises, or by any of the Executive Officers, shall have the power to receipt for all moneys due or pay-able to the Bank from any source whatever, and to sign and endorse checks, drafts, warrants, and other choices in action in the name of the Bank and in its behalf.

                    The Chief Executive Officer and the Vice Chairman (and, if and to the extent authorized by one (1) of them, any Executive Officer, any other officer, or any employee) shall severally have the right and power to make loans (subject to limitations which may be imposed from time to time by any of them). Such officers of the Bank as may be authorized by the Board of Directors or pursuant to a policy adopted by the Board of Directors shall severally have the right and authority to purchase investment securities permitted by law for and on account of the Bank and the right and power to sell and dispose of any stocks, bonds, debentures or any other securities of any kind held or owned by the Bank, and they or any of them shall be and are hereby authorized to make any and all necessary and proper transfers of such ownership in any and all cases where sales thereof are made.

     SECTION 4.13:  DUAL OFFICES

                    Any two or more offices of this Bank may, except where prohibited by law, be held by the same indi-vidual. In cases where an individual holds more than one office, that person shall have the author-ity of all offices so held and shall occupy the "order of authority" provided in these by-laws for the more senior of the offices held.

                                                                        Page: 8

AMSOUTH
- --------------------------------------------------------------------------------
                                             AAB      200-4
          ARTICLES OF ASSOCIATION            Section: BY-LAWS
          AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                             Subject: Article IV - Officers and
                                                      Employees

                                             Date:    January, 1994
- -------------------------------------------------------------------------------
     SECTION 4.14:   BONDS OF OFFICERS AND EMPLOYEES

                     The Board of Directors shall from time to time designate the officers and employees who shall be required to give bond and fix the amounts thereof.


                                                                      Page:  9

AMSOUTH
- -------------------------------------------------------------------------------
                                        AAB       200-5

     ARTICLES OF ASSOCIATION            Section:  BY-LAWS
      AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                        Subject:  Article V - Stock and Stock
                                                  Certificates

                                        Date:     January, 1994
- -------------------------------------------------------------------------------


     SECTION 5.1:                  TRANSFERS

                                   Transfer of stock in this Bank can only be made in writing upon the transfer books of the Bank by the Secretary upon production of a certificate or certificates of stock with transfer and assignment endorsed thereon by the person or persons in whose name the certificate was issued, his/her personal representative or duly authorized attorney in fact, following such procedures as are commonly in use by stock transfer agents and as may be required by applicable Federal and State law. The old certificate or certificates must be surrendered and canceled before the new certificate is issued or delivered.

     SECTION 5.2:                  STOCK CERTIFICATES

                                   Certificates of stock of this Bank shall be signed by or in the name of any of the Executive Officers (other than the Executive Vice Presidents), manually or by facsimile, engraved or printed signature, shall also be manually signed by the Secretary, and shall be sealed with the seal of the Bank or shall bear a facsimile of such seal. Where blank certificates are in supply bearing the engraved or printed signature of a former officer or officers, the Board or Executive Committee may adopt and authorize the use of the same notwithstanding that such person may have ceased to be such officer at the time when the certificate shall be actually issued.

     SECTION 5.3:                  LOST OR DESTROYED CERTIFICATES

                                   In case of loss or destruction of any
                                   certificate of stock, the holder or owner thereof shall give notice thereof to the division or department of the Bank then handling transfers of stock of the Bank, and if such holder or owner shall desire the issue of a new certificate in place of the one lost or destroyed, he/she shall make affidavit of such loss or


                                                                 Page:        1

AMSOUTH
- -------------------------------------------------------------------------------
                                        AAB       200-5

     ARTICLES OF ASSOCIATION            Section:  BY-LAWS
      AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                        Subject:  Article V - Stock and Stock
                                                  Certificates

                                        Date:     January, 1994
- -------------------------------------------------------------------------------

     SECTION 5.3                   destruction and deliver the same to the
     (Cont...):                    division or department of the Bank then
                                   handling transfers of stock of the Bank, and accompany the same with a bond, with security satisfactory to this Bank, to indemnify and save harmless this Bank against any loss, cost, or damage, in case the certificate reported lost or destroyed should thereafter be presented to this Bank, or arising out of the issue of such new certificate.

                                                                 Page:        2

AMSOUTH
- -------------------------------------------------------------------------------
                                        AAB       200-6

     ARTICLES OF ASSOCIATION            Section:  BY-LAWS
      AND BY-LAWS MANUAL                          (AMSOUTH BANK N.A.)
                                        Subject:  Article VI - Corporate Seal

                                        Date:     May, 1990
- -------------------------------------------------------------------------------

                                   The common seal of this Bank shall be a
                                   circular die with the words "AmSouth Bank, National Association."

                                                                 Page:        1

AMSOUTH
- --------------------------------------------------------------------------------
                                       AAB        200-7

     ARTICLES OF ASSOCIATION           Section:   BY-LAWS
     AND BY-LAWS MANUAL                           (AMSOUTH BANK N.A.)
                                       Subject:   Article VII - Miscellaneous
                                                  Provisions

                                       Date:      January, 1994
- --------------------------------------------------------------------------------



     SECTION 7.1:             FISCAL YEAR

                              The fiscal year of the Bank shall be the calendar year.


     SECTION 7.2:             CONVEYANCES OF REAL ESTATE

                              All conveyances of real estate where the sales price is in such amount as may be fixed from time to time by resolution of the Board of Directors or Executive Committee, other than conveyances by the Bank in a fiduciary capacity, shall be authorized by the Board of Directors or Executive Committee. All other conveyances of real estate shall be made in accordance with policies adopted from time to time by the Management Committees of AmSouth Bancorporation. All conveyances of real estate shall be executed in the name of the Bank by any Executive Officer, or any Vice President and attested by the Secretary, or any Assistant Vice President or other officer of the Bank who is severally authorized to affix the corporate seal of the Bank thereto.


     SECTION 7.3:             BANKING HOURS

                              The main office and the branches of this Bank shall be open for business on such days and during such hours as shall be determined from time to time by any of the Executive Officers of the Bank, unless one of said days falls on one of the following holidays: New Year's Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day, or on such other days as may be authorized by law or by regulation of governmental authorities and approval by one (1) of the three
                              (3) Executive Officers highest in order of authority.

                              For the purpose of allowing time to process items, prove balances, and make the necessary entries on the Bank's books to determine its position for the




                                                                 Page: 1

AMSOUTH
- --------------------------------------------------------------------------------
                                       AAB        200-7

     ARTICLES OF ASSOCIATION           Section:   BY-LAWS
     AND BY-LAWS MANUAL                           (AMSOUTH BANK N.A.)
                                       Subject:   Article VII - Miscellaneous
                                                  Provisions

                                       Date:      January, 1994
- --------------------------------------------------------------------------------



     SECTION 7.3              day, 2:00 p.m. is hereby fixed as a cut-off hour
     (Cont...):               for the handling of money and items and the making
                              of entries on the books of the Bank. Any item or deposit of money received on any day after such cut-off hour or after the close of the banking day shall be treated as received by the Bank at the opening of the next banking day.

                              All hours mentioned on this and the other sections of these by-laws shall be deemed to refer to Central Standard Time or Central Daylight Time, whichever may be applicable at the time.




                                                                 Page: 2

AMSOUTH
- --------------------------------------------------------------------------------
                                       AAB        200-7

     ARTICLES OF ASSOCIATION           Section:   BY-LAWS
     AND BY-LAWS MANUAL                           (AMSOUTH BANK N.A.)
                                       Subject:   Article VIII - Amendments
                                                  Provisions

                                       Date:      May, 1990
- --------------------------------------------------------------------------------



                              These By-Laws may be changed or amended by the vote of a majority of the entire Board of Directors at any meeting, without previous notice.




                                                                 Page: 1

                                    EXHIBIT 5



                                      NONE

                                    EXHIBIT 6


                               CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, in connection with the proposed issue of Subordinated Debt Securities of Protective Life Corporation., we hereby consent that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


     Dated March 25, 1994




                              AMSOUTH BANK, NATIONAL ASSOCIATION



                              BY   T. FRANKLIN CALEY
                                   ------------------------
                                   T. Franklin Caley
                                   Vice President and
                                   Corporate Trust Officer

                                      EXHIBIT 7

                                  Call Date: 12/31/93  ST-BK: 01-0320  FFIEC 031
                                                                       Page RC-1

Legal Title of Bank:  AmSouth Bank N.A.
Address:              P.O. Box 11007
City, State   Zip:    Birmingham, AL  35202
FDIC Certificate No.: 0 2 7 8 2
                      ---------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 1993

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                       Dollar Amounts in Thousands  RCFD Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              //////////////////
 1.  Cash and balances due from depository institutions (from Schedule RC-A):                       //////////////////
     a.   Noninterest-bearing balances and currency and coin(1). . . . . . . . . . . . . . . . . .  0081       475,216   1.a.
     b.   Interest-bearing balances(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0071             0   1.b.
 2.  Securities (from Schedule RC-B) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0390     1,675,826   2.
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices     //////////////////
     of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                           //////////////////
     a.   Federal funds sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0276        32,250   3.a.
     b.   Securities purchased under agreements to resell. . . . . . . . . . . . . . . . . . . . .  0277        93,361   3.b.
 4.  Loans and lease financing receivables:                                                         //////////////////
     a.   Loans and leases, net of unearned income (from Schedule RC-C) RCFD 2122        6,027,867  //////////////////   4.a.
     b.   LESS: Allowance for loan and lease losses. . . . . . . . . .  RCFD 3123           76,638  //////////////////   4.b.
     c.   LESS: Allocated transfer risk reserve. . . . . . . . . . . .  RCFD 3128                0  //////////////////   4.c.
     d.   Loans and leases, net of unearned income,
          allowance, and reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . . . . . . . .  2125     5,951,229   4.d.
 5.  Assets held in trading accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2146        94,644   5.
 6.  Premises and fixed assets (including capitalized leases). . . . . . . . . . . . . . . . . . .  2145       135,657   6.
 7.  Other real estate owned (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . .  2150        10,163   7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M). . .  2130        13,418   8.
 9.  Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . . . . . . .  2155         6,263   9.
10.  Intangible assets (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . .  2143        52,972  10.
11.  Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2160       260,683  11.
12.  Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . . . . . . . . .  2170     8,801,882  12.

- -------------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

                                  Call Date: 12/31/93  ST-BK: 01-0320  FFIEC 031
                                                                       Page RC-2

Legal Title of Bank:  AmSouth Bank N.A.
Address:              P.O. Box 11007
City, State   Zip:    Birmingham, AL  35202
FDIC Certificate No.: 0 2 7 8 2
                      ---------

Schedule RC--Continued


                                                                       Dollar Amounts in Thousands  //////// Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, Part I). . .   RCON 2200    6,521,107   13.a.
          (1)  Noninterest-bearing(1). . . . . . . . . . . . . . . . .  RCON 6631      1,516,492   //////////////////////   13.a.(1)
          (2)  Interest-bearing. . . . . . . . . . . . . . . . . . . .  RCON 6636      5,004,615   //////////////////////   13.a.(2)
     b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,       //////////////////////
          part II) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFN 2200       11,194   13.b.
          (1) Noninterest bearing. . . . . . . . . . . . . . . . . . .  RCFN 6631              0   //////////////////////   13.b.(1)
          (2) Interest-bearing . . . . . . . . . . . . . . . . . . . .  RCFN 6636         11,194   //////////////////////   13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase domestic offices   //////////////////////
     of the bank and of its Edge and Agreements subsidiaries, and in IBFs:                         //////////////////////
     a.   Federal funds purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 0278      381,443   14.a.
     b.   Securities sold under agreements to repurchase . . . . . . . . . . . . . . . . . . . .   RCFD 0279      445,956   14.b.
15.  Demand notes issued to the U.S. Treasury. . . . . . . . . . . . . . . . . . . . . . . . . .   RCON 2840      300,000   15.
16.  Other borrowed money. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 2850      226,263   16.
17.  Mortgage indebtedness and obligations under capitalized losses. . . . . . . . . . . . . . .   RCFD 2910          180   17.
18.  Bank's liability on acceptances executed and outstanding. . . . . . . . . . . . . . . . . .   RCFD 2920        6,263   18.
19.  Subordinated notes and debentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3200            0   19.
20.  Other liabilities (from Schedule RC-G). . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 2930      173,632   20.
21.  Total liabilities (sum of items 13 through 20). . . . . . . . . . . . . . . . . . . . . . .   RCFD 2948    8,066,038   21.
                                                                                                   //////////////////////
22.  Limited-life preferred stock and related surplus. . . . . . . . . . . . . . . . . . . . . .   RCFD 3282            0   22.
EQUITY CAPITAL                                                                                     //////////////////////
23.  Perpetual preferred stock and related surplus . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3838            0   23.
24.  Common stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3230       16,050   24.
25.  Surplus (exclude all surplus related to preferred stock). . . . . . . . . . . . . . . . . .   RCFD 3839      267,562   25.
26.  a.   Undivided profits and capital reserves . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3632      452,232   26.a.
     b.   LESS: Net unrealized loss on marketable equity securities. . . . . . . . . . . . . . .   RCFD 0297            0   26.b.
27.  Cumulative foreign currency translation adjustments . . . . . . . . . . . . . . . . . . . .   RCFD 3284            0   27.
28.  Total equity capital (sum of items 23 through 27) . . . . . . . . . . . . . . . . . . . . .   RCFD 3210      735,844   28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22      //////////////////////
     and 28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 3300    8,801,882   29.



Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the
     most comprehensive level of auditing work performed for the bank by independent external                      Number
     auditors as of any date during 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . . .   RCFD 6724          N/A   M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 =  Review of the bank's financial statements by external auditors
6 =  Compilation of the bank's financial statements by external auditors
7 =  Other audit procedures (excluding tax preparation work)
8 =  No external audit work


- -------------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                       12